EXHIBIT 99.8

Accrued Interest Date:                                 Collection Period Ending:
26-Dec-01                                                             31-Dec-01

Distribution Date:             BMW VEHICLE OWNER TRUST 2001-A          Period #
                               ------------------------------
25-Jan-02                                                                     8

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Balances
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                                                                                        Initial           Period End
     Receivables                                                                 $1,489,992,840       $1,166,899,487
     Pre-Funding Account                                                            $99,965,067                   $0
     Capitalized Interest Account                                                    $1,045,665                   $0
     Reserve Account                                                                $22,349,893          $29,172,487
     Yield Supplement Overcollateralization                                          $8,157,907           $5,636,482
     Class A-1 Notes                                                               $329,000,000                   $0
     Class A-2 Notes                                                               $448,000,000         $358,223,373
     Class A-3 Notes                                                               $499,000,000         $499,000,000
     Class A-4 Notes                                                               $274,000,000         $274,000,000
     Class B Notes                                                                  $31,800,000          $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                           $1,218,245,665
     Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                         $27,346,614
            Receipts of Pre-Paid Principal                                          $22,914,414
            Liquidation Proceeds                                                       $625,174
            Principal Balance Allocable to Purchased Receivables                             $0
            Release from Pre-Funding Account                                                 $0
         Total Receipts of Principal                                                $50,886,202

         Interest Distribution Amount
            Receipts of Interest                                                     $9,308,891
            Servicer Advances                                                            $8,622
            Reimbursement of Previous Servicer Advances                                      $0
            Accrued Interest on Purchased Receivables                                        $0
            Recoveries                                                                  $48,800
            Capitalized Interest Payments                                                    $0
            Net Investment Earnings                                                     $58,739
         Total Receipts of Interest                                                  $9,425,052

         Release from Reserve Account                                                        $0

     Total Distribution Amount                                                      $60,311,254

     Ending Receivables Outstanding                                              $1,166,899,487

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                            $32,909
     Current Period Servicer Advance                                                     $8,622
     Current Reimbursement of Previous Servicer Advance                                      $0
     Ending Period Unreimbursed Previous Servicer Advances                              $41,531

Collection Account
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     Deposits to Collection Account                                                 $60,311,254
     Withdrawals from Collection Account
         Servicing Fees                                                              $1,015,205
         Class A Noteholder Interest Distribution                                    $4,572,507
         First Priority Principal Distribution                                               $0
         Class B Noteholder Interest Distribution                                      $144,690
         Regular Principal Distribution                                             $50,595,361
         Reserve Account Deposit                                                             $0
         Unpaid Trustee Fees                                                                 $0
         Excess Funds Released to Depositor                                          $3,983,492
     Total Distributions from Collection Account                                    $60,311,254




                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
26-Dec-01                                                             31-Dec-01

Distribution Date:             BMW VEHICLE OWNER TRUST 2001-A          Period #
                               ------------------------------
25-Jan-02                                                                     8
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Excess Funds Released to the Depositor
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         Release from Reserve Account                                   $1,283,654
         Release from Collection Account                                $3,983,492
     Total Excess Funds Released to the Depositor                       $5,267,146

Note Distribution Account
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     Amount Deposited from the Collection Account                      $55,312,558
     Amount Deposited from the Reserve Account                                  $0
     Amount Paid to Noteholders                                        $55,312,558

Distributions
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     Monthly Principal Distributable Amount                        Current Payment       Ending Balance  Per $1,000         Factor
     Class A-1 Notes                                                            $0                   $0       $0.00          0.00%
     Class A-2 Notes                                                   $50,595,361         $358,223,373     $112.94         79.96%
     Class A-3 Notes                                                            $0         $499,000,000       $0.00        100.00%
     Class A-4 Notes                                                            $0         $274,000,000       $0.00        100.00%
     Class B Notes                                                              $0          $31,800,000       $0.00        100.00%

     Interest Distributable Amount                                 Current Payment           Per $1,000
     Class A-1 Notes                                                            $0                $0.00
     Class A-2 Notes                                                    $1,451,307                $3.24
     Class A-3 Notes                                                    $1,954,417                $3.92
     Class A-4 Notes                                                    $1,166,783                $4.26
     Class B Notes                                                        $144,690                $4.55



Carryover Shortfalls
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                                                                       Prior
                                                                   Period Carryover      Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                     $0                   $0          $0
     Class A-2 Interest Carryover Shortfall                                     $0                   $0          $0
     Class A-3 Interest Carryover Shortfall                                     $0                   $0          $0
     Class A-4 Interest Carryover Shortfall                                     $0                   $0          $0
     Class B Interest Carryover Shortfall                                       $0                   $0          $0


Receivables Data
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                                                                  Beginning Period        Ending Period
     Number of Contracts                                                    61,081               58,336
     Weighted Average Remaining Term                                         45.51                42.65
     Weighted Average Annual Percentage Rate                                 7.65%                7.64%

     Delinquencies Aging Profile End of Period                       Dollar Amount           Percentage
         Current                                                    $1,047,789,844               89.79%
         1-29 days                                                     $99,500,469                8.53%
         30-59 days                                                    $15,603,444                1.34%
         60-89 days                                                     $2,557,271                0.22%
         90-119 days                                                      $764,806                0.07%
         120+ days                                                        $683,654                0.06%
         Total                                                      $1,166,899,487              100.00%
         Delinquent Receivables +30 days past due                      $19,609,174                1.68%



                                  Page 2 of 3

Accrued Interest Date:                                 Collection Period Ending:
26-Dec-01                                                             31-Dec-01

Distribution Date:             BMW VEHICLE OWNER TRUST 2001-A          Period #
                               ------------------------------
25-Jan-02                                                                     8
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     Charge-offs
         Gross Principal Charge-Offs for Current Period                   $459,976
         Recoveries for Current Period                                     $48,800
         Net Losses for Current Period                                    $411,175

         Cumulative Realized Losses                                     $1,581,720


     Repossessions                                                   Dollar Amount                Units
         Beginning Period Repossessed Receivables Balance                  $53,777                   53
         Ending Period Repossessed Receivables Balance                  $1,479,427                   59
         Principal Balance of 90+ Day Repossessed Vehicles                 $53,777                    1



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                   $5,927,323
     Beginning Period Amount                                            $5,927,323
     Ending Period Required Amount                                      $5,636,482
     Current Period Release                                               $290,841
     Ending Period Amount                                               $5,636,482
     Next Distribution Date Required Amount                             $5,352,752

Capitalized Interest Account
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     Beginning Period Required Amount                                           $0
     Beginning Period Amount                                                    $0
     Net Investment Earnings                                                    $0
     Current Period Release to Depositor                                        $0
     Ending Period Required Amount                                              $0
     Ending Period Amount                                                       $0


Pre-Funding Account
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     Beginning Period Amount                                                    $0
     Net Investment Earnings                                                    $0
     Release to Servicer for Additional Loans                                   $0
     Current Period Release for Deposit to Collection Account                   $0
     Ending Period Amount                                                       $0

Reserve Account
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     Beginning Period Required Amount                                  $30,456,142
     Beginning Period Amount                                           $30,456,142
     Net Investment Earnings                                               $58,738
     Current Period Deposit                                                     $0
     Current Period Release to Collection Account                               $0
     Current Period Release to Depositor                                $1,283,654
     Ending Period Required Amount                                     $29,172,487
     Ending Period Amount                                              $29,172,487



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